Dreyfus

A Bonds Plus, Inc.

ANNUAL REPORT March 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Financial Futures

                            13   Statement of Options Written

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            25   Report of Independent Auditors

                            26   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             A Bonds Plus, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus A Bonds Plus, Inc., covering the 12-month period from April 1, 1999 through March 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy represented the most significant influence on the bond market over the past year. This was primarily a result of efforts by the Federal Reserve Board to forestall a potential re-emergence of inflationary pressures. The Federal Reserve raised short-term interest rates five times during the reporting period, for a total increase of 125 basis points.

Higher interest rates generally led to an erosion of bond prices, especially during 1999. During the first quarter of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities, which rose because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus A Bonds Plus, Inc.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

April 12, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus A Bonds Plus, Inc. perform relative to its benchmark?

For the 12-month period ended March 31, 2000, Dreyfus A Bonds Plus, Inc., produced a 3.85% total return.(1) This compares to a 1.87% total return for the fund' s new benchmark, the Lehman Brothers Aggregate Bond Index, for the same period. (2) Further discussion about this benchmark change follows in the line-graph comparison contained in this annual report.

We attribute the fund' s positive relative performance to our sector rotation strategy, which emphasized corporate bonds, the best-performing sector of the investment-grade bond market over the past year. We avoided bonds from financial services companies such as banks and brokerage firms, which performed relatively poorly. At the same time, we emphasized bonds issued by telecommunications firms and economically sensitive companies, such as chemical manufacturers, which performed well.

What is the fund's investment approach?

The fund seeks to maximize current income as is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 80% of its assets in fixed-income securities that, when purchased, are rated single-A or better or, if unrated, deemed to be of comparable quality by Dreyfus. While the fund may invest in a broad array of fixed-income securities, the portfolio has recently concentrated primarily on corporate securities, and we currently expect to maintain that focus for the near term. Of course, portfolio composition is subject to change at any time.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When selecting securities for the fund, we first examine U.S. and global economic conditions and other market factors in an effort to determine what we believe is the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund' s performance was influenced by a difficult investment environment during much of the past year. When the reporting period began on April 1, 1999, investors had become concerned that strong economic growth in the U.S. and overseas might rekindle long-dormant inflationary pressures. In an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates five times during the 12-month reporting period, for a total increase of 125 basis points since last summer, causing most bond prices to fall.

Most sectors of the bond market were also affected by supply-and-demand influences. During the second half of the reporting period, these influences helped longer term U.S. Treasury securities outperform higher yielding securities of comparable maturity, including corporate bonds and U.S. government agency securities. That' s because the federal government announced that it intended to begin buying back longer term, higher yielding bonds, effectively reducing the supply of U.S. Treasury bonds amid robust demand from domestic and foreign investors.

In addition, heightened volatility in the stock market during the first quarter of 2000 boosted demand for high quality bonds, such as U.S. Treasury securities, and reduced demand for lower rated bonds. This "flight to quality" adversely affected prices of corporate securities, and caused the yield differences between high quality and lower rated bonds to widen considerably.


What is the fund's current strategy?

We have continued to follow our long-term strategy of investing in those sectors of the investment-grade bond market that we believe offer high current income potential. To that end, we have continued to focus primarily on corporate bonds. However, we recently reduced our exposure to the corporate sector from about 70% of the portfolio at the start of the reporting period to about 52% as of March 31, 2000. We redeployed those assets primarily to mortgage-backed pass-through securities that are issued by U.S. government agencies such as Government National Mortgage Association (" Ginnie Mae" ) and Federal National Mortgage Association (" Fannie Mae"). With yields about 1.20% higher than U.S. Treasury securities, government agency bonds have recently offered attractive values.

We also allocated about 10% of the fund's assets to inflation-indexed U.S. Treasury securities, known as TIPS. Because these securities' principal adjust with the rate of inflation, they tend to perform particularly well in strong economic environments such as the one that prevailed during the reporting period. Although we tended to avoid "regular" U.S. Treasury securities during most of the period because of low yields, we increased our holdings modestly during the first quarter of 2000. We also focused on U.S. Treasury bonds in the 20-year maturity range.

April 12, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT-AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus A Bonds Plus, Inc. with the Merrill Lynch Domestic Master Index and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/00

                                                                               1 Year             5 Years          10 Years
--------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            3.85%              6.73%             8.04%

(+)  SOURCE: BLOOMBERG, L.P.

(+)(+)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS A BONDS PLUS, INC. ON 3/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX AND IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS AGGREGATE BOND INDEX. THIS INDEX HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BECAUSE STATISTICAL INFORMATION ON THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS PROVIDED MORE FREQUENTLY THAN THAT ON THE MERRILL LYNCH DOMESTIC MASTER INDEX, WHICH WAS USED AS THE FUND'S BENCHMARK INDEX LAST YEAR. PERFORMANCE FOR THE MERRILL LYNCH DOMESTIC MASTER INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT-AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2000

                                                                                             Principal

BONDS AND NOTES--91.6%                                                                        Amount (a)               Value ($)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE--2.0%

Lockheed Martin,

   Notes, 8.2%, 2009                                                                          9,000,000                9,004,923

AIRLINES--4.8%

Air 2 US, Ser. A,

   Enhanced Equipment Notes, 8.027%, 2019                                                     9,000,000  (b)           9,011,115

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1997-4A, 6.9%, 2018                                                                  13,321,607               12,663,054

                                                                                                                      21,674,169

ASSET-BACKED NOTES--2.3%

Bosque Asset,

   7.66%, 2002                                                                                2,123,411  (b)           2,102,176

Inner Harbor CBO,

   Ser. 1999-1, Cl. B2, 13.667%, 2012                                                         3,210,000  (b)           3,137,775

Pegasus Aviation Lease Securitization,

   Ser. 2000-1, Cl. A1, 6.7213%, 2015                                                         5,000,000  (b,c)         5,000,000

                                                                                                                      10,239,951

AUTOMOTIVE--2.1%

Daimler-Chrysler, Ser. B,

   Deb., 7.45%, 2097                                                                          5,000,000                4,735,320

Lear,

   Sr. Notes, 7.96%, 2005                                                                     5,000,000                4,642,515

                                                                                                                       9,377,835

BANKING--5.6%

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                   4,840,000                4,726,841

KBC Bank Funding Trust IV,

  Floating Rate Gtd. Trust Preferred Securities,

   8.22%, 2049                                                           EUR                  5,000,000  (c)           4,894,002

National Westminster Bank, Ser. B,

   Floating Rate Notes, 6.5625%, 2049                                                         3,000,000  (c)           2,454,942

Regional Diversified Funding,

   Sr. Notes, 9.25%, 2030                                                                     5,000,000  (b)           5,025,335

Royal Bank of Scotland Group, Ser. 1,

   Bonds, 9.118%, 2049                                                                        7,926,000                8,174,274

                                                                                                                      25,275,394

BROADCASTING & MEDIA--1.2%

Grupo Televisa,

   Deb., 0/13.25%, 2008                                                                       5,650,000  (d)           5,579,375

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------

CHEMICALS--2.5%

Air Products & Chemicals, Ser. E,

   Medium-Term Notes, 7.8%, 2026                                                              3,637,000                3,438,347

ICI Wilmington

  (Gtd. by Imperial Chemical Industries),

   Notes, 7.05%, 2007                                                                         8,105,000                7,859,297

                                                                                                                      11,297,644

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.9%

Nomura Depositor Trust ST 1,

   Ser. 1998-ST1, Cl. A3, 6.584%, 2003                                                        5,000,000  (b,c)         4,914,844

Resolution Trust,

   Ser. 1994-C2, Cl. D, 8%, 2025                                                              8,217,917                8,199,057

                                                                                                                      13,113,901

COMPUTERS--1.0%

IBM,

   Deb., 7.125%, 2096                                                                         5,000,000                4,615,430

CONSUMER--1.8%

Corning,

   Deb., 6.85%, 2029                                                                          5,000,000                4,509,120

Grand Metropolitan Investment,

   Discount Notes, 0%, 2004                                                                   5,000,000                3,809,120

                                                                                                                       8,318,240

FINANCE--3.5%

DLJ,

   Medium-Term Notes, .4%, 2000                                                               8,000,000  (b)           8,192,600

Lehman Brothers Holdings,

   Notes, 7.875%, 2009                                                                        7,750,000                7,730,385

                                                                                                                      15,922,985

FOREIGN/GOVERNMENTAL--.9%

Federative Republic of Brazil,

   Bonds, 12.25%, 2030                                                                        3,500,000                3,382,750

Republic of Philippines,

   Notes, 9.875%, 2010                                                                          800,000                  771,000

                                                                                                                       4,153,750

INDUSTRIAL--1.8%

Alliant Energy Resources,

   Notes, 7.375%, 2009                                                                        5,000,000  (b)           4,932,640

Rockwell International,

   Deb., 5.2%, 2098                                                                           5,000,000                3,196,960

                                                                                                                       8,129,600


                                                                                             Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount (a)              Value ($)
--------------------------------------------------------------------------------

INSURANCE--1.5%

Everest Reinsurance Holdings,

   Sr. Notes, 8.75%, 2010                                                                     6,750,000                6,789,744

MUNICIPAL OBLIGATIONS--6.1%

Chicago, ILL, Board of Education

  (Chicago School Reform), Ser. A,

   General Obligation, 5.25%, 2022                                                            5,000,000                4,610,850

City of Atlanta, GA, Water and Wastewater Revenue, Ser. A,

   5%, 2038                                                                                   5,000,000                4,307,900

Jefferson County, ALA,
   Sewer Revenue, Capital Improvement,
   5%, 2033                                                                                   5,500,000                4,767,125

Massachusetts State Water Pollution Abatement Trust, Ser. A,

   System Revenue, 5.75%, 2029                                                                5,000,000                4,961,000

Massachusetts Turnpike Authority, Ser. A,
   Metropolitan Highway System Revenue, 5%, 2039                                              5,000,000                4,300,200

Oklahoma State Health System,

   System Revenue, 5.75%, 2029                                                                5,000,000                4,858,200

                                                                                                                      27,805,275

OIL & GAS EXPLORATION--1.0%

Petroleos Mexicanos, Ser. P,

   Sr. Notes, 9.5%, 2006                                                                      4,250,000  (e)           4,388,125

REAL ESTATE INVESTMENT TRUST--.5%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            2,500,000                2,286,985

RESIDENTIAL MORTGAGE PASS-THROUGH CFTS.--3.2%

Chase Mortgage Finance, REMIC:

   Ser. 1998-S5, Cl. B3, 6.5%, 2013                                                             588,566  (b)             463,312

   Ser. 1998-S5, Cl. B4, 6.5%, 2013                                                             490,471  (b)             328,156

GE Capital Mortgage Services,

   REMIC, Ser. 1998-16, Cl. B3, 6.5%, 2013                                                    1,052,683  (b)             828,330

Norwest Asset Securities:

   Ser. 1997-15, Cl. B1, 6.75%, 2012                                                            989,832                  933,377

   Ser. 1997-16, Cl. B1, 6.75%, 2027                                                          2,145,504                1,994,160

   Ser. 1997-16, Cl. B2, 6.75%, 2027                                                            683,015                  605,772

   Ser. 1998-11, Cl. B2, 6.5%, 2013                                                           1,657,241                1,552,321

   Ser. 1998-13, Cl. B1, 6.25%, 2028                                                          2,942,724                2,649,474

   Ser. 1998-13, Cl. B2, 6.25%, 2028                                                          2,820,233                2,598,788

   Ser. 1998-13, Cl. B6, 6.25%, 2028                                                            368,806  (b)             108,798

Residential Funding Mortgage Securities I:

   Ser. 1998-S9, Cl. 1-B1, 6.5%, 2013                                                           761,267  (b)             611,023

   Ser. 1998-S22, Cl. B1, 6.5%, 2013                                                            480,661                  378,295

   Ser. 1998-S22, Cl. B3, 6.5%, 2013                                                            360,588  (b)              90,598

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                     Amount (a)              Value ($)
--------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CFTS. (CONTINUED)

Residential Funding Mortgage Securities I: (continued)

   Ser. 1998-S22, Cl. M2, 6.5%, 2013                                                            601,061                  532,293

   Ser. 1998-S22, Cl. M3, 6.5%, 2013                                                          1,201,652                1,015,817

                                                                                                                      14,690,514

RESTAURANTS--1.9%

Tricon Global Restaurants,

   Sr. Notes, 7.45%, 2005                                                                     8,900,000                8,417,887

TECHNOLOGY--1.6%

Clear Channel Communications,

   Conv. Sub. Deb., 2.625%, 2003                                                              3,323,000                4,095,597

Metromedia Fiber Network,

   Sr. Notes, 10%, 2009                                                                       3,500,000                3,355,625

                                                                                                                       7,451,222

TELECOMMUNICATION--2.2%

TCI Communication Financial,

   Capital Securities, 9.65%, 2027                                                            7,000,000                7,956,746

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                               EUR                  2,000,000  (b)           1,901,047

                                                                                                                       9,857,793

TELECOMMUNICATION/CARRIERS--1.0%

Qwest Communications International, Ser. B,

   Sr. Discount Notes, 0/8.29%, 2008                                                          5,690,000  (d)           4,409,545

U.S. GOVERNMENT AGENCY--2.7%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         12,500,000  (f)          12,393,469

U.S. GOVERNMENT--7.3%

U.S. Treasury Bonds:

   6.125%, 8/15/2029                                                                          3,960,000                4,033,102

   6.25%, 5/15/2030                                                                           5,000,000                5,295,950

U.S. Treasury Inflation Protection Securities:

   3.625%, 1/15/2008                                                                         11,750,000  (f)          11,956,150

   3.875%, 4/15/2029                                                                          9,125,000  (f)           9,290,149

U.S. Treasury Notes,

   6.5%, 5/15/2005                                                                            2,500,000                2,519,175

                                                                                                                      33,094,526


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                   Amount (a)               Value ($)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--25.0%

Federal Home Loan Mortgage:

   7.5%, 4/15/2029                                                                           20,000,000  (g)          19,687,400

   REMIC, Multiclass Mortgage Participation Ctfs.,

      (Interest Only Obligation):

         Ser. 1978, Cl. PH, 7%, 1/15/2024                                                     4,074,538  (h)             552,609

         Ser. 1995, Cl. PY, 7%, 10/15/2027                                                   10,124,292  (h)           3,967,013

Federal National Mortgage Association:

   6.88%, 2/1/2028                                                                            4,212,788                4,044,792

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligation),

      Ser. 1996-64, Cl. PM, 7%, 1/18/2012                                                     5,941,837  (h)           1,242,215

Government National Mortgage Association I:

   7%, 6/15/2008                                                                                 77,231                   76,531

   8.5%, 4/15/2030                                                                           20,000,000  (g)          20,500,000

   9.5%, 11/15/2017                                                                           3,722,407                3,949,213

   Construction Loan;

      6.7%, 5/15/2039                                                                         1,792,208  (g)           1,723,871

   Project Loan:

      6.475%, 9/1/2033                                                                        7,717,790                6,637,299

      6.54%, 7/15/2033                                                                        4,401,955                4,228,606

      6.55%, 6/15/2033                                                                        1,828,109                1,732,133

      6.625%, 6/1/2033--9/15/2033                                                             6,155,180                5,945,753

      6.7%, 7/15/2001                                                                        13,883,038               13,353,678

      6.75%, 10/15/2033                                                                       2,209,826                2,116,594

      6.86%, 3/15/2038                                                                       12,527,978               12,535,745

      7%, 8/15/2039                                                                          11,324,167               10,994,974

                                                                                                                     113,288,426

WIRELESS COMMUNICATIONS--1.8%

Centaur Funding, Ser. C,

   Discount Notes, 0%, 2020                                                                  45,000,000  (b)           8,226,585

YANKEE--3.4%

Bayer HypoVereinsbank,

   Bonds, 8.741%, 2031                                                                        5,525,000  (b)           5,472,336

Pemex Finance,

   Notes, Ser. 2000-1, Cl. A2, 7.8%, 2013                                                    10,000,000  (b)          10,070,000

                                                                                                                      15,542,336

TOTAL BONDS AND NOTES

   (cost $420,646,479)                                                                                               415,345,629

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


PREFERRED STOCKS--2.5%                                                                            Shares                Value ($)
--------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS;

Winstar Communications, Ser. C,

  Cum., $142.50

   (cost $7,258,874)                                                                              7,600               11,324,000
---------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--9.2%                                                                 Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--8.6%

Dow Chemical,

   6.3%, 4/3/2000                                                                            10,000,000                9,996,500

Textron,

   6.23%, 4/3/2000                                                                            3,090,000                3,088,931

UBS Finance,

   6.28%, 4/3/2000                                                                           11,655,000               11,650,934

Xerox Credit,

   6.35%, 4/3/2000                                                                           14,005,000               14,000,059

                                                                                                                      38,736,424

U.S. TREASURY BILLS--.6%

   5.35%, 4/20/2000                                                                           2,700,000  (i)           2,692,413

TOTAL SHORT-TERM INVESTMENTS                                                                                          41,428,837

   (cost $41,428,796)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $469,334,149)                                                            103.3%              468,098,466

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.3%)              (14,802,982)

NET ASSETS                                                                                       100.0%              453,295,484

(A) PRINCIPAL AMOUNT STATED IS IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

    EUR--EUROS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31, 2000,
THESE SECURITIES AMOUNTED TO $70,416,670 OR 15.5% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 9/15/2027.

(F)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
CHANGES TO THE CONSUMER PRICE INDEX.

(G)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(H)  NOTIONAL FACE AMOUNT SHOWN.

(I)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

March 31, 2000

                                                                                                                       Unrealized

                                                                      Market Value                                   Appreciation

                                                                           Covered                                 (Depreciation)

                                               Contracts              by Contracts ($)          Expiration         at 3/31/00 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES (LONG)

U.S. Government Agency
   10 Year Notes                                     200                18,387,500             June 2000                65,156

U.S. Treasury 30 Year Bonds                          393                38,391,188             June 2000               515,375

FINANCIAL FUTURES (SHORT)

U.S. Treasury 5 Year Notes                           562                55,357,000             June 2000              (337,203)

U.S. Treasury 10 Year Notes                          681                66,791,203             June 2000              (605,203)

                                                                                                                      (361,875)

STATEMENT OF OPTIONS WRITTEN

March 31, 2000


ISSUER                                                                                           Contracts            Value ($)
--------------------------------------------------------------------------------

Call Options

U.S. Treasury Bonds, 6.25%, 5/15/2030,

   May 2000 @$107.1015625

   (Premiums received $410,156)                                                                    500                 655,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund





STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

                                                                                                  Cost                 Value
--------------------------------------------------------------------------------

ASSETS ($):


Investments in securities--See Statement of
Investments                                                                                     469,334,149        468,098,466

Cash                                                                                                                 3,680,107

Cash denominated in foreign currencies                                                            1,944,000          1,910,600

Receivable for investment securities sold                                                                           21,435,715

Interest receivable                                                                                                  5,036,807

Receivable for options sold                                                                                            710,938

Paydown receivables                                                                                                     55,926

Receivable for shares of Common Stock subscribed                                                                        14,866

                                                                                                                   500,943,425
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                          309,652

Payable for investment securities purchased                                                                         44,006,784

Payable for shares of Common Stock redeemed                                                                          2,417,623

Outstanding options written, at value (premiums
   received $410,156)--see Statement of Options Written                                                                655,000

Payable for futures variation margin--Note 4(a)                                                                         24,745

Accrued expenses                                                                                                       234,137

                                                                                                                    47,647,941
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     453,295,484
---------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                    478,416,965

Accumulated undistributed investment income--net                                                                     4,705,375

Accumulated net realized gain (loss) on investments                                                                (27,944,076)

Accumulated net unrealized appreciation (depreciation)

  on investments, options written and foreign currency transactions

   [including ($361,875) net unrealized (depreciation)
   on financial futures]--Note 4(b)                                                                                 (1,882,780)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     453,295,484
---------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)                                                     33,201,471

NET ASSET VALUE, offering and redemption price per share ($)                                                             13.65

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF OPERATIONS

Year Ended March 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                                                                            35,041,424

Cash dividends                                                                                                         658,825

TOTAL INCOME                                                                                                        35,700,249

EXPENSES:

Management fee--Note 3(a)                                                                                            3,225,750

Shareholder servicing costs--Note 3(b)                                                                               1,473,614

Custodian fees--Note 3(b)                                                                                               68,172

Professional fees                                                                                                       52,170

Directors' fees and expenses--Note 3(c)                                                                                 52,123

Prospectus and shareholders' reports                                                                                    40,799

Registration fees                                                                                                       33,490

Miscellaneous                                                                                                            7,210

TOTAL EXPENSES                                                                                                       4,953,328

INVESTMENT INCOME--NET                                                                                              30,746,921
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments, foreign currency transactions

   and options transactions                                                                                        (19,035,673)

Net realized gain (loss) on forward currency exchange contracts                                                          3,837

Net realized gain (loss) on financial futures                                                                        5,875,842

NET REALIZED GAIN (LOSS)                                                                                           (13,155,994)

Net unrealized appreciation (depreciation) on investments

   [including ($650,320) net unrealized (depreciation) on financial futures]                                          (868,507)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                             (14,024,501)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                16,722,420

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended March 31,
                                                                                          ---------------------------------

                                                                                       2000                            1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                             30,746,921                        35,287,779

Net realized gain (loss) on investments                                           (13,155,994)                      (14,456,795)

Net unrealized appreciation (depreciation)
   on investments                                                                    (868,507)                       (8,867,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                                        16,722,420                       11,963,738
---------------------------------------------------------------------------------------------------------------------------------

NET EQUALIZATION CREDITS (DEBITS)--NOTE 1(F) ($)                                      (901,460)                        (551,071)
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                                             (31,048,735)                     (35,493,065)

Net realized gain on investments                                                           --                        (8,881,327)

TOTAL DIVIDENDS                                                                    (31,048,735)                     (44,374,392)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                                                      111,669,920                      240,655,499

Dividends reinvested                                                                27,426,561                       39,428,193

Cost of shares redeemed                                                           (247,072,000)                    (318,995,045)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                                                     (107,975,519)                     (38,911,353)

TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (123,203,294)                     (71,873,078)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                                576,498,778                      648,371,856

END OF PERIOD                                                                      453,295,484                      576,498,778

Undistributed investment income--net                                                 4,705,375                        5,908,649
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                                          8,284,790                       16,733,399

Shares issued for dividends reinvested                                               2,034,453                        2,761,789

Shares redeemed                                                                    (18,331,864)                     (22,239,479)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                       (8,012,621)                      (2,744,291)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended March 31,
                                                                            --------------------------------------------

                                                                 2000           1999          1998           1997          1996
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.99          14.75          14.13          14.47         13.75

Investment Operations:

Investment income--net                                            .85            .83            .89            .88           .92

Net realized and unrealized

   gain (loss) on investments                                    (.34)          (.54)           .79           (.34)          .73

Total from Investment Operations                                  .51            .29           1.68            .54          1.65

Distributions:

Dividends from investment income--net                            (.85)          (.84)          (.89)          (.88)         (.93)

Dividends from net realized
   gain on investments                                             --           (.21)          (.17)            --            --

Total Distributions                                              (.85)         (1.05)         (1.06)          (.88)         (.93)

Net asset value, end of period                                  13.65          13.99          14.75          14.13         14.47
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.85           2.05          12.20           3.88         12.12
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.00            .96            .95            .96           .93

Ratio of net investment income

   to average net assets                                         6.20           5.78           6.07           6.12          6.32

Portfolio Turnover Rate                                        557.83         255.27         374.30         415.69        165.50
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         453,295        576,499        648,372        571,580       598,551

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  A  Bonds  Plus,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22,
2000,    Premier   Mutual   Fund   Services,   Inc.   was   the   distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of
Directors.    Short-term    investments,    excluding

U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually,
but    the    fund    may    make    distri    The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

butions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On March 31, 2000, the Board of Directors declared a cash dividend of $.071 per share from undistributed investment income-net, payable on April 3, 2000 (ex-dividend date) , to shareholders of record as of the close of business on March 31, 2000.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital loss carrryover of approximately $21,185,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $3,436,000 of the carryover expires in fiscal 2007 and
$17,749,000    expires    in    fiscal    2008.

(F) EQUALIZATION: The fund follows the accounting practice known as " equalization" by which a portion of the amounts received on issuances and the amounts paid on redemptions of fund shares (equivalent, on a per share basis, to the amount of distributable investment income--net on the date of the transaction) is allocated to undistributed investment income-net so that undistributed investment income-net per share is unaffected by fund shares issued or redeemed.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or
emergency    purposes,    including

the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended March 31, 2000, the fund did not borrow under either line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear, the amount of such excess expenses. During the period ended March 31, 2000, their was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2000, the fund was charged $710,776 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2000, the fund was charged $246,381 pursuant to the transfer agency agreement.

                                                                        The Fund
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2000, the fund was charged $68,172 pursuant to the custody agreement.

(C) Each Director who is not an "affiliated person" as defined in the Act is a Board member of one or more funds comprising a certain group of funds ("Fund Group" ) within the Dreyfus complex. Effective January 1, 2000, for their participation as a director in a Fund Group, the Directors receive an annual fee of $40,000 each, $6,000 for each meeting attended in person and $500 for each telephonic meeting in which they participate. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to January 1, 2000, each director who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the period
ended   March   31,   2000,  amounted  to  $2,788,068,890  and  $2,934,242,263,
respectively.

The following summarizes the fund' s call/put options written for the period ended March 31, 2000:


                                                                                                   OPTIONS TERMINATED
                                                                                        -----------------------------------------

                                                  NUMBER OF                  PREMIUMS                           NET REALIZED

OPTIONS WRITTEN:                                  CONTRACTS              RECEIVED ($)    COST($)                  GAIN ($)
---------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding

    March 31, 1999                                      --                      --

Contracts written                                      500                 410,156

Contracts terminated:

Closed                                                  --                     --           --                      --

Contracts outstanding
    March 31, 2000                                     500                 410,156

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.


As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at March 31, 2000, are set
forth    in    the    Statement    of    Financial    Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) At March 31, 2000, accumulated net unrealized depreciation on investments, financial futures and options was $1,842,402, consisting of $8,676,058 gross unrealized appreciation and $10,518,460 gross unrealized depreciation.

At March 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus A Bonds Plus, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus A Bonds Plus, Inc., including the statements of investments, financial futures and options written, as of March 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of March 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus A Bonds Plus, Inc. at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

May 10, 2000

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates .70% of the ordinary dividends paid during the fiscal year ended March 31, 2000 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2001 of the percentage applicable to the preparation of their 2000 income tax returns.


NOTES

                                                           For More Information

                        Dreyfus A Bonds Plus, Inc.

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   084AR003